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                                                       This document contains 6
                                                       pages.  The Exhibit Index
                                                       is located on page 4.

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                             Reported) July 15, 1997

       Mortgage Loan Asset Backed Pass-Through Certificates Trust 1997-A
  (Name of Trust issuing Mortgage Loan Asset Backed Pass-Through Certificates,
                             Series 1997-A, Class A)


                          MLCC Mortgage Investors, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                      333-14253                 59-3247986
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)


                          MLCC Mortgage Investors, Inc.
                            4802 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                           Attention: General Counsel
                         (Address of Principal Executive
                              Offices and Zip Code)

Registrant's telephone number, including area code (904) 928-6000
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Item 7.  Financial Statements and Exhibits.


(c)      Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

         Exhibit No.                         Description
         -----------                         -----------

            19.1 Statement to Certificateholders for Mortgage Loan Asset Backed Pass-Through Certificates, Series 1997-A, for July 15, 1997 distribution pursuant to Section 6.02 of the Pooling and Servicing Agreement among Merrill Lynch Credit Corporation, as Master Servicer, MLCC Mortgage Investors, Inc., as Company, and Bankers Trust Company of California, N.A., as Trustee, dated as of March 1, 1997.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Merrill Lynch Credit Corporation, as Master Servicer and on behalf of the registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    MERRILL LYNCH CREDIT CORPORATION, as
                                    Master Servicer and on behalf of
                                    MLCC MORTGAGE INVESTORS, INC.



                                    By: /s/ Steven T. Hardy
                                       --------------------------------
                                        Name:  Steven T. Hardy
                                        Title: Vice President and
                                               Controller


Dated: 7/15/97
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                                  Exhibit Index

Exhibit No.                                                                 Page
-----------                                                                 ----

   19.1              Statement to Certificateholders for
                     Mortgage Loan Asset Backed Pass-Through
                     Certificates, Series 1997-A                             5


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